UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:

P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2013 – September 30, 2014

Item 1: Reports to Shareholders

Annual Report | September 30, 2014

Vanguard U.S. Value Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

Total
Returns
Vanguard U.S. Value Fund	19.89%
Russell 3000 Value Index	17.66
Multi-Cap Value Funds Average	15.00
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard U.S. Value Fund	$14.41	$16.95	$0.290	$0.000

Chairman’s Letter

Dear Shareholder,

U.S. stocks delivered another year of strong performance despite geopolitical strife in Europe and the Middle East, a lukewarm global economy, and concerns over the winding down of the Federal Reserve’s bond-buying program.

Vanguard U.S. Value Fund returned 19.89% for the 12 months ended September 30, 2014. The fund beat its benchmark, the Russell 3000 Value Index, by more than 2 percentage points and topped the average return of its multi-capitalization value peers by nearly 5 percentage points.

The fund posted double-digit returns in nine of its ten market sectors; telecommunication services was the exception. The industrial, consumer staples, and consumer discretionary sectors contributed the most to the fund’s performance relative to its benchmark.

If you own shares of the fund in a taxable account, you may wish to review information on the fund’s after-tax returns that appears later in this report.

Despite brief patchiness,
stocks posted strong returns
The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30, despite stumbling later in the period. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the fiscal year. Toward the end, however, high stock valuations, international tensions, the unsettled global economy, and the Fed’s gradual shift from its accommodative policies weighed on more recent results.

During the final months of the fiscal year, the performance gap between U.S. stocks and international stocks widened amid tensions in the Middle East and Ukraine and anxiety over China’s slower growth and Europe’s slumping economy. In the end, international stocks returned about 5%. Emerging markets returned more than 6%, ahead of developed European markets; weakness in Japan weighed on the developed Pacific region.

Bonds bounced back strongly, even given their recent pause
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. For most of the fiscal year, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

3

Municipal bonds returned 7.93% as strong investor demand and a limited supply of new issues helped drive up prices.

After this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates to 0%–0.25%.

The fund’s performance was driven by industrial, consumer-related stocks
The U.S. Value Fund invests in about 200 large- and mid-capitalization stocks across all industry sectors. The fund’s advisor, Vanguard Equity Investment Group, through its Quantitative Equity Group, relies on proprietary computer models to identify stocks trading at prices that are below what appears to be the fundamental value of their underlying companies. Because the fund’s sector allocation largely mirrors that of its benchmark, it is the advisor’s stock selection that differentiates the fund’s results. For more on quantitative fund strategies, please see the text box on page 6.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
U.S. Value Fund	0.30%	1.24%
The fund expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Value Funds.

4

During the most recent fiscal year, the fund’s performance was bolstered by the strong performance of large-capitalization stocks, particularly over the last six months. That period was marked by increased concern about small-caps’ rising valuations. In general, larger companies have steadier earnings and higher yields. Their stocks also tend to be less volatile than those of small companies, which can grow faster but can also be more risky.

The underperformance of small-caps this fiscal year stands in contrast to recent years, when large-cap stocks lagged. Of course, market leadership alternates over time; that’s one of the reasons Vanguard suggests broad diversification as the best course.

Every sector in the fund posted gains for the year. Industrials, which represented about a tenth of the fund’s holdings, on average, contributed most to its outperformance. The advisor’s outsized positions in aerospace and defense stocks benefited as increased turmoil in the Middle East led to expectations of greater demand for military equipment by the U.S. government and its allies. Commercial airlines’ stocks also did well. The carriers have raised their earnings through consolidation in the industry, greater ability to increase and maintain prices, and more efficient use of the airlines’ seating capacity.

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
U.S. Value Fund	7.23%
Russell 3000 Value Index	7.79
Multi-Cap Value Funds Average	6.96
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The advisor’s choices among consumer discretionary and consumer staples stocks were another source of strength. In consumer discretionary, the fund’s limited exposure to poorly performing fast-food chains and automobile manufacturers helped; in consumer staples, the advisor’s selections among drug retailers and packaged foods companies boosted results.

Although the fund’s overall result was impressive, there were a few weak spots. For example, in financials, the fund’s largest sector, the fund missed opportunities among some of the better-performing diversified financial services companies.

For more about the advisor’s strategy and the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

The fund’s 10-year results show gradual improvement
For the decade ended September 30, Vanguard U.S. Value Fund produced an average annual return of 7.23%. Its return was less than that of its index (+7.79%) but ahead of its peer-group average (+6.96%).

The U.S. Value Fund trailed its benchmark largely because of its two years of double-digit negative returns during the 2008–2009 financial crisis. This was a highly volatile

Quant funds: Active management with more risk control

Index fund managers seek to closely match the risks and returns of an index. Traditional active fund managers seek to outperform, typically without much regard to close index tracking.

Quantitative investing has features of both strategies. As with indexing, quantitative fund managers rely on sophisticated computer models to build risk-controlled portfolios. And like traditional active managers, quants seek to outperform an index—but they impose more risk controls.

Vanguard’s Quantitative Equity Group (QEG) seeks to build a portfolio that focuses on paying a reasonable price for future earnings growth. In doing so, it analyzes the same types of fundamental data, such as earnings growth prospects and balance sheet quality, that other active managers do. The difference is that QEG uses a proprietary computer model to systematically evaluate thousands of companies very quickly and efficiently, without the human emotion that can cloud decision-making.

That still leaves room for good judgment, though. Each day, as they seek to beat the benchmark, the managers consider making small adjustments to their holdings, subject to minimizing turnover costs and meeting strict, internally set risk targets. Those targets include closely matching the index’s sector weights, an area where QEG believes that the risk of deviating from the benchmark isn’t justified by the rewards. It’s a fine balance between trying to outperform and controlling risk.

6

period, and a difficult one for funds relying on quantitative stock-selection strategies. The period immediately following the crisis remained a challenge, but the fund has shown its resilience and over the past four years has succeeded in outpacing its benchmark.

We remain confident that the disciplined investment process employed by Vanguard Equity Investment Group will continue to produce competitive results over the long term.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 10, 2014

7

Advisor’s Report

For the fiscal year ended September 30, 2014, the U.S. Value Fund returned 19.89%, outpacing its Russell 3000 Value Index benchmark by more than 2 percentage points.

Overall, U.S. equities produced impressive returns. For this period, the broad U.S. equity market, as measured by the Russell 3000 Index, rose 17.76%. The Russell 1000 Index, which represents large-capitalization stocks, gained 19.01%, and small-caps, represented by the Russell 2000 Index, were up 3.93%. Value-oriented equities (+17.66%), the focus of this portfolio, returned slightly less than their growth counterparts (+17.87%). Globally, the U.S. equity market continued to deliver superior results relative to both international developed and emerging markets. Performance within the Russell 3000 Value benchmark was broad-based: All ten sector groups generated positive returns. Results for the index were best in information technology, health care, and consumer staples companies. While their results were positive, energy and consumer discretionary companies were the laggards within the benchmark.

Part of the ongoing strength in the U.S. equity markets can be attributed to the continued accommodative policies of central banks coupled with lower volatility across financial markets. In early July, the Chicago Board Options Exchange Volatility Index (VIX) registered its lowest level, 10.3, of the last five years. Volatility began to trend back up in August and September, but still remains below its long-term average. The labor market continued to recover as the fiscal year-end saw the U.S. unemployment rate fall to 5.9%—a level not seen since July 2008. In addition, personal income levels have expanded and savings rates have dropped slightly, indicating possible spending increases by consumers. Second-quarter GDP growth recovered from a disappointing first quarter and both manufacturing and nonmanufacturing activity indexes are moving higher. That said, there are still many factors that can affect the markets in the coming months: the outcome of the U.S. mid-term elections, the impact of the Federal Reserve’s winding down of its bond-purchase program at the end of October, speculation as to when interest rates will rise, and finally, political uncertainties across the globe.

While it’s important to understand how overall portfolio performance is affected by the macro factors described above, it should be noted that our approach to investing focuses on specific stock fundamentals. Our process compares stocks within the same industry groups against one another in order to identify those with characteristics that we believe will outperform over the long run. To do this, we use a strict quantitative process that concentrates on a combination of valuation and other factors that are focused on fundamental growth. Using the results of our modeling, we then construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns, such as market-capitalization and other risks relative to our benchmark.

8

For the fiscal year, our valuation and growth models were strong contributors to our performance. Our management decisions and quality models did not perform as expected, and our sentiment model was neutral.

Over the 12 months, our modeling was effective in producing positive stock selection results in seven of the ten sectors, with the strongest results in industrials and consumer discretionary.

In industrials, Delta Air Lines, Southwest Airlines, and Lockheed Martin were the largest contributors to relative performance. In consumer discretionary, Jack in the Box, Macy’s, and Comcast drove our results. Unfortunately, we were not able to generate positive excess returns in all sectors. Our selections in health care and financials were disappointing; in health care, underweight positions in Forest Laboratories, Merck, and Covidien caused us to underperform, while in financials, underweight positions in Bank of America, Berkshire Hathaway, and Bank of New York Mellon did the same.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

October 16, 2014

9

U.S. Value Fund

Fund Profile
As of September 30, 2014

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	199	1,997	3,768
Median Market Cap	$32.6B	$46.0B	$51.1B
Price/Earnings Ratio	15.4x	18.0x	20.5x
Price/Book Ratio	1.9x	1.8x	2.6x
Return on Equity	13.7%	13.3%	17.8%
Earnings Growth Rate	14.9%	12.9%	15.2%
Dividend Yield	2.2%	2.4%	1.9%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	57%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.30%	—	—
30-Day SEC Yield	1.90%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	6.3%	6.6%	12.5%
Consumer Staples	7.6	6.7	8.3
Energy	11.9	12.4	9.1
Financials	29.8	30.0	17.4
Health Care	13.4	12.9	13.5
Industrials	10.3	10.4	11.2
Information
Technology	8.7	9.4	19.0
Materials	3.8	3.4	3.8
Telecommunication
Services	2.4	2.2	2.2
Utilities	5.8	6.0	3.0

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.98	0.95
Beta	1.02	1.01
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	3.4%
Johnson & Johnson	Pharmaceuticals	2.8
Wells Fargo & Co.	Diversified Banks	2.8
General Electric Co.	Industrial
	Conglomerates	2.3
AT&T Inc.	Integrated
	Telecommunication
	Services	2.2
Berkshire Hathaway Inc.	Multi-Sector Holdings	1.8
JPMorgan Chase & Co.	Diversified Banks	1.6
Procter & Gamble Co.	Household Products	1.6
Chevron Corp.	Integrated Oil & Gas	1.6
ConocoPhillips	Oil & Gas Exploration
	& Production	1.4
Top Ten		21.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratio was 0.29%.

10

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Value Fund*	19.89%	16.26%	7.23%	$20,093
••••••••	Russell 3000 Value Index	17.66	15.08	7.79	21,179
– – – –	Multi-Cap Value Funds Average	15.00	13.63	6.96	19,590
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	8.59	22,805
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

11

U.S. Value Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

12

U.S. Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (6.2%)
	Walt Disney Co.	96,700	8,609
	Comcast Corp. Class A	123,089	6,620
	Marriott International Inc.
	Class A	86,400	6,039
	Jack in the Box Inc.	87,500	5,967
*	Murphy USA Inc.	105,800	5,614
*	Visteon Corp.	56,300	5,475
	Macy’s Inc.	91,600	5,329
	Best Buy Co. Inc.	152,500	5,123
*	Skechers U.S.A. Inc. Class A	95,600	5,096
	Royal Caribbean
	Cruises Ltd.	56,100	3,775
	Lowe’s Cos. Inc.	50,800	2,688
	Dana Holding Corp.	111,900	2,145
	Ford Motor Co.	132,500	1,960
	Home Depot Inc.	18,600	1,706
	Time Warner Inc.	18,000	1,354
	Lear Corp.	13,500	1,167
	Garmin Ltd.	9,700	504
			69,171
Consumer Staples (7.5%)
	Procter & Gamble Co.	212,269	17,775
	CVS Health Corp.	172,750	13,749
	Archer-Daniels-Midland Co.	170,900	8,733
*	Pilgrim’s Pride Corp.	209,700	6,409
	Tyson Foods Inc. Class A	155,000	6,102
	Energizer Holdings Inc.	48,600	5,988
	Kimberly-Clark Corp.	50,600	5,443
	Sanderson Farms Inc.	57,800	5,084
	Kroger Co.	95,400	4,961
	Wal-Mart Stores Inc.	63,500	4,856
	Molson Coors Brewing Co.
	Class B	30,900	2,300
	Costco Wholesale Corp.	11,900	1,491
	Bunge Ltd.	8,000	674
	Mondelez International Inc.
	Class A	13,668	468
			84,033

			Market
			Value
		Shares	($000)
Energy (11.8%)
	Exxon Mobil Corp.	402,400	37,846
	Chevron Corp.	147,230	17,568
	ConocoPhillips	197,090	15,081
	Occidental Petroleum Corp.	124,900	12,009
	Hess Corp.	79,500	7,499
	Devon Energy Corp.	109,700	7,479
	Valero Energy Corp.	148,500	6,871
	Chesapeake Energy Corp.	235,200	5,407
	EOG Resources Inc.	53,300	5,278
*	Unit Corp.	72,900	4,276
*	Newfield Exploration Co.	110,900	4,111
*	REX American
	Resources Corp.	54,900	4,001
	Green Plains Inc.	81,500	3,047
	Nabors Industries Ltd.	66,600	1,516
			131,989
Financials (29.7%)
	Wells Fargo & Co.	598,823	31,061
*	Berkshire Hathaway Inc.
	Class B	141,800	19,588
	JPMorgan Chase & Co.	301,640	18,171
	US Bancorp	304,900	12,754
	Goldman Sachs Group Inc.	69,117	12,688
	Bank of America Corp.	709,276	12,093
	Capital One Financial Corp.	126,200	10,300
	Citigroup Inc.	197,761	10,248
	PNC Financial Services
	Group Inc.	116,400	9,961
	Discover Financial Services	134,700	8,673
	Travelers Cos. Inc.	91,700	8,614
	Allstate Corp.	122,300	7,506
	Ameriprise Financial Inc.	58,100	7,168
	Regions Financial Corp.	664,500	6,672
	KeyCorp	484,300	6,456
	Everest Re Group Ltd.	39,200	6,351
	Fifth Third Bancorp	312,300	6,252
	PartnerRe Ltd.	56,000	6,154
	Voya Financial Inc.	156,100	6,103
	Aspen Insurance
	Holdings Ltd.	141,800	6,065

13

U.S. Value Fund

			Market
			Value
		Shares	($000)
	Legg Mason Inc.	117,900	6,032
	Allied World Assurance
	Co. Holdings AG	162,000	5,968
	Montpelier Re
	Holdings Ltd.	184,800	5,745
	CIT Group Inc.	119,900	5,511
	RenaissanceRe
	Holdings Ltd.	53,600	5,359
	WR Berkley Corp.	102,700	4,909
	Host Hotels & Resorts Inc.	166,300	3,547
	Santander Consumer USA
	Holdings Inc.	182,200	3,245
	General Growth
	Properties Inc.	134,500	3,167
	Simon Property Group Inc.	18,900	3,107
*	Howard Hughes Corp.	18,800	2,820
	SL Green Realty Corp.	27,700	2,807
	BlackRock Inc.	8,400	2,758
	Ventas Inc.	43,600	2,701
	Alexandria Real Estate
	Equities Inc.	35,000	2,581
	Kimco Realty Corp.	117,200	2,568
	Reinsurance Group of
	America Inc. Class A	29,900	2,396
	American International
	Group Inc.	44,000	2,377
	Hospitality Properties Trust	85,100	2,285
	Retail Properties of
	America Inc.	154,400	2,259
	ACE Ltd.	21,500	2,255
	DuPont Fabros
	Technology Inc.	83,200	2,250
	LaSalle Hotel Properties	64,100	2,195
	Columbia Property Trust Inc.	91,900	2,194
	Ryman Hospitality
	Properties Inc.	46,200	2,185
	Equity Lifestyle
	Properties Inc.	51,200	2,169
	International
	Bancshares Corp.	85,600	2,111
	Healthcare Trust of
	America Inc. Class A	179,700	2,084
	Regency Centers Corp.	37,900	2,040
	Weingarten Realty Investors	64,400	2,029
	PrivateBancorp Inc.	66,600	1,992
	Health Care REIT Inc.	30,000	1,871
	Navient Corp.	105,100	1,861
	Ashford Hospitality
	Trust Inc.	181,900	1,859
	Omega Healthcare
	Investors Inc.	51,800	1,771
	WSFS Financial Corp.	24,100	1,726
	Geo Group Inc.	44,600	1,705
	Assurant Inc.	25,900	1,665
^	Lexington Realty Trust	161,800	1,584
	Nelnet Inc. Class A	32,600	1,405

			Market
			Value
		Shares	($000)
	BioMed Realty Trust Inc.	59,200	1,196
	Capitol Federal Financial Inc.	97,800	1,156
	Corrections Corp.
	of America	31,800	1,093
	Vornado Realty Trust	9,700	970
	Brandywine Realty Trust	65,000	915
	Fidelity & Guaranty Life	35,800	764
	Lincoln National Corp.	11,200	600
	Astoria Financial Corp.	47,000	582
*	Greenlight Capital Re Ltd.
	Class A	10,200	331
	Flushing Financial Corp.	11,700	214
			331,792
Health Care (13.3%)
	Johnson & Johnson	298,450	31,812
	Merck & Co. Inc.	253,601	15,033
	Pfizer Inc.	500,425	14,797
	Eli Lilly & Co.	156,500	10,149
	WellPoint Inc.	78,900	9,438
	Cardinal Health Inc.	111,000	8,316
	Cigna Corp.	84,400	7,654
	Aetna Inc.	94,000	7,614
*	Express Scripts Holding Co.	86,700	6,124
	Omnicare Inc.	96,700	6,020
*	Charles River Laboratories
	International Inc.	82,100	4,905
	AbbVie Inc.	80,200	4,632
*	Quintiles Transnational
	Holdings Inc.	79,700	4,446
*	Health Net Inc.	89,000	4,104
*	Covance Inc.	41,400	3,258
	Abbott Laboratories	71,000	2,953
	UnitedHealth Group Inc.	28,600	2,467
*	Boston Scientific Corp.	172,200	2,034
*	HCA Holdings Inc.	23,300	1,643
	Medtronic Inc.	13,700	849
*	Alliance HealthCare
	Services Inc.	29,100	658
			148,906
Industrials (10.3%)
	General Electric Co.	1,003,140	25,700
	Caterpillar Inc.	99,800	9,883
	General Dynamics Corp.	74,100	9,417
	Raytheon Co.	82,200	8,353
	Northrop Grumman Corp.	63,100	8,314
	Southwest Airlines Co.	200,400	6,767
	L-3 Communications
	Holdings Inc.	54,000	6,422
	Trinity Industries Inc.	134,600	6,289
*	Spirit AeroSystems
	Holdings Inc. Class A	149,400	5,686
	Pitney Bowes Inc.	221,300	5,530
	Lockheed Martin Corp.	25,500	4,661
	SPX Corp.	49,000	4,603
	Cintas Corp.	45,800	3,233
	United Technologies Corp.	27,800	2,936

14

U.S. Value Fund

			Market
			Value
		Shares	($000)
	Alaska Air Group Inc.	48,200	2,099
	Copa Holdings SA Class A	14,800	1,588
	Emerson Electric Co.	18,300	1,145
	Manpowergroup Inc.	15,500	1,087
	Deluxe Corp.	16,600	916
			114,629
Information Technology (8.6%)
	Hewlett-Packard Co.	353,200	12,528
	Intel Corp.	357,700	12,455
	Microsoft Corp.	200,000	9,272
	Cisco Systems Inc.	308,600	7,767
	Computer Sciences Corp.	108,200	6,616
*	Electronic Arts Inc.	160,400	5,712
	Booz Allen Hamilton
	Holding Corp. Class A	244,000	5,710
	CDW Corp.	174,000	5,403
	Lexmark International Inc.
	Class A	116,600	4,956
*	Freescale
	Semiconductor Ltd.	239,303	4,674
*	Aspen Technology Inc.	100,700	3,798
	Anixter International Inc.	44,000	3,733
	NVIDIA Corp.	165,500	3,053
*	OmniVision
	Technologies Inc.	113,900	3,014
	Western Digital Corp.	29,800	2,900
*	Take-Two Interactive
	Software Inc.	58,000	1,338
*	Sanmina Corp.	62,200	1,298
	Harris Corp.	13,900	923
	DST Systems Inc.	8,048	675
			95,825
Materials (3.8%)
	Dow Chemical Co.	190,400	9,984
	CF Industries Holdings Inc.	28,000	7,818
	LyondellBasell Industries NV
	Class A	56,200	6,107
	Westlake Chemical Corp.	65,800	5,698
*	Stillwater Mining Co.	321,700	4,835
	Avery Dennison Corp.	96,800	4,322
	Cytec Industries Inc.	58,000	2,743
	Alcoa Inc.	19,900	320
			41,827
Telecommunication Services (2.4%)
	AT&T Inc.	692,810	24,415
	CenturyLink Inc.	43,100	1,762
*	Cincinnati Bell Inc.	64,400	217
	Atlantic Tele-Network Inc.	3,900	210
			26,604
Utilities (5.8%)
	Southern Co.	217,700	9,503
	Exelon Corp.	256,600	8,748
	American Electric Power
	Co. Inc.	158,500	8,275

		Market
		Value
	Shares	($000)
Entergy Corp.	94,000	7,269
Edison International	126,400	7,068
AGL Resources Inc.	121,500	6,238
New Jersey
Resources Corp.	114,100	5,763
UGI Corp.	112,500	3,835
Vectren Corp.	74,500	2,973
Portland General Electric Co.	57,700	1,853
Great Plains Energy Inc.	62,900	1,520
Avista Corp.	30,600	934
Pepco Holdings Inc.	22,000	589
		64,568
Total Common Stocks
(Cost $933,964)		1,109,344
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.9%)
[2,3] Vanguard Market
Liquidity Fund,
0.109%	9,664,338	9,664

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.080%, 10/8/14	100	100
[4,5] Federal Home Loan
Bank Discount Notes,
0.074%, 12/3/14	300	300
		400
Total Temporary Cash Investments
(Cost $10,064)		10,064
Total Investments (100.3%)
(Cost $944,028)		1,119,408
Other Assets and Liabilities (-0.3%)
Other Assets		3,261
Liabilities[3]		(6,128)
		(2,867)
Net Assets (100%)
Applicable to 65,861,511 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,116,541
Net Asset Value Per Share		$16.95

15

U.S. Value Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	936,768
Undistributed Net Investment Income	11,661
Accumulated Net Realized Losses	(7,246)
Unrealized Appreciation (Depreciation)
Investment Securities	175,380
Futures Contracts	(22)
Net Assets	1,116,541

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $215,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effec to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and .03%, respectively, of net assets.                                                                                                                                                                                                                                                                                                                                                                                                                2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield
3 Includes $242,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends	21,719
Interest[1]	8
Total Income	21,727
Expenses
The Vanguard Group—Note B
Investment Advisory Services	670
Management and Administrative	1,936
Marketing and Distribution	180
Custodian Fees	16
Auditing Fees	31
Shareholders’ Reports	18
Trustees’ Fees and Expenses	1
Total Expenses	2,852
Net Investment Income	18,875
Realized Net Gain (Loss)
Investment Securities Sold	84,391
Futures Contracts	856
Realized Net Gain (Loss)	85,247
Change in Unrealized Appreciation (Depreciation)
Investment Securities	63,491
Futures Contracts	38
Change in Unrealized Appreciation (Depreciation)	63,529
Net Increase (Decrease) in Net Assets Resulting from Operations	167,651
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements

17

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,875	16,804
Realized Net Gain (Loss)	85,247	89,655
Change in Unrealized Appreciation (Depreciation)	63,529	46,335
Net Increase (Decrease) in Net Assets Resulting from Operations	167,651	152,794
Distributions
Net Investment Income	(16,854)	(14,975)
Realized Capital Gain	—	—
Total Distributions	(16,854)	(14,975)
Capital Share Transactions
Issued	326,566	316,558
Issued in Lieu of Cash Distributions	16,081	14,320
Redeemed	(205,405)	(242,193)
Net Increase (Decrease) from Capital Share Transactions	137,242	88,685
Total Increase (Decrease)	288,039	226,504
Net Assets
Beginning of Period	828,502	601,998
End of Period[1]	1,116,541	828,502
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,661,000 and $9,640,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.41	$11.89	$9.20	$9.28	$8.84
Investment Operations
Net Investment Income	.299	.304	.276[1]	.207	.165
Net Realized and Unrealized Gain (Loss)
on Investments	2.531	2.506	2.632	(.112)	.455
Total from Investment Operations	2.830	2.810	2.908	.095	.620
Distributions
Dividends from Net Investment Income	(. 290)	(. 290)	(. 218)	(.175)	(.180)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 290)	(. 290)	(. 218)	(.175)	(.180)
Net Asset Value, End of Period	$16.95	$14.41	$11.89	$9.20	$9.28

Total Return[2]	19.89%	24.16%	32.10%	0.89%	7.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,117	$829	$602	$454	$486
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.41%[3]
Ratio of Net Investment Income to
Average Net Assets	1.92%	2.26%	2.54%	1.95%	1.74%
Portfolio Turnover Rate	57%	75%	69%	60%	73%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%. Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements

19

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

20

U.S. Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $112,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

21

U.S. Value Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,109,344	—	—
Temporary Cash Investments	9,664	400	—
Futures Contracts—Assets[1]	6	—	—
Futures Contracts—Liabilities[1]	(17)	—	—
Total	1,118,997	400	—
% / ! "

D. At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2014	51	5,012	(14)
S&P 500 Index	December 2014	3	1,474	(8)
				(22)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

22

U.S. Value Fund

For tax purposes, at September 30, 2014, the fund had $13,472,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $85,286,000 to offset taxable capital gains realized during the year ended September 30, 2014. At September 30, 2014, the fund had available capital losses totaling $7,721,000 to offset future net capital gains through September 30, 2018.

At September 30, 2014, the cost of investment securities for tax purposes was $944,028,000. Net unrealized appreciation of investment securities for tax purposes was $175,380,000, consisting of unrealized gains of $191,372,000 on securities that had risen in value since their purchase and $15,992,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2014, the fund purchased $695,243,000 of investment securities and sold $557,249,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	20,088	23,899
Issued in Lieu of Cash Distributions	1,068	1,207
Redeemed	(12,805)	(18,225)
Net Increase (Decrease) in Shares Outstanding	8,351	6,881

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2014

Special 2014 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $16,854,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund
Periods Ended September 30, 2014
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.89%	16.26%	7.23%
Returns After Taxes on Distributions	19.35	15.87	6.44
Returns After Taxes on Distributions and Sale of Fund Shares	11.62	13.16	5.76

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,039.88	$1.48
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.61	1.47
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112014

Annual Report | September 30, 2014

Vanguard Capital Value Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

Total
Returns
Vanguard Capital Value Fund	16.50%
Russell 3000 Value Index	17.66
Multi-Cap Value Funds Average	15.00
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Capital Value Fund	$14.57	$15.32	$0.111	$1.372

1

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Value Fund returned 16.50% for the fiscal year ended September 30, 2014, behind its benchmark index and the broad U.S. stock market but ahead of the average return of its peers. Most of your fund’s gains, along with those of the overall market, were achieved in the first half of the period, before the market rally fizzled.

Coming on the heels of last year’s return of more than 40%, this year’s result may seem underwhelming. But as I’ve often written in these letters, your fund’s advisor, Wellington Management Company, llp, tries to identify a limited number of deeply underappreciated companies. Although at times this contrarian approach can lead to significant over- or underperformance relative to the fund’s benchmark, peers, or the broad market, it has produced a solid long-term record. That’s why we suggest that investors consider using this fund as a complementary rather than a core holding within an already diversified portfolio with a long-term time horizon.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fund’s fiscal year, based on the highest tax bracket, later in this report.

Please note that as of September 30, 2014, the fund had realized short-term capital gains of $0.85 per share and long-term gains of $0.47, together accounting for almost 9% of fund assets. Gains are distributed in December.

Despite brief patchiness, stocks posted strong returns
The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30 despite stumbling later in the period. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the fiscal year. Toward the end, however, high stock valuations, international tensions, the unsettled global economy, and a gradual shift from the Federal Reserve’s accommodative policies weighed on results.

During the period’s final months, the performance gap between U.S. and international stocks widened amid tensions in the Middle East and Ukraine and concerns over China’s slower growth and Europe’s slumping economy. In the end, international stocks returned about 5%. Emerging markets returned more than 6%, ahead of developed European markets; weakness in Japan weighed on the developed Pacific region.

Bonds bounced back strongly, despite a pause late in the year
Bond returns, which were surprisingly robust through much of the 12 months, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

Since January, the Fed has pared back its bond-buying program with the aim of ending it in October. For most of the fiscal year, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 7.93% as strong investor demand and a limited supply of new issues helped drive up prices.

After this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns.

As yields drop, the scope for further declines—and increases in prices—diminishes.

Money market funds and savings accounts posted negligible returns as the Fed kept its target for short-term interest rates to 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Technology stocks stood out amid mixed sector results
The Capital Value Fund is managed independently by two portfolio managers and their teams, each overseeing about half of the fund’s total assets. Each

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Capital Value Fund	0.41%	1.24%
The fund expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratio was 0.47%. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Value Funds.

manager uses a distinct value-oriented investment strategy to identify opportunities across companies of all sizes.

By combining these strategies, the advisor seeks to reduce portfolio volatility while still preserving the potential for long-term outperformance.

Because of the advisor’s “go-anywhere” approach, the median market capitalization of your fund’s holdings (shown on the Fund Profile page of this report) is significantly lower than those of its benchmark and the broad U.S. market. This tilt toward smaller companies was beneficial a year ago but weighed on performance in the year just ended, when stocks of larger companies outperformed.

The returns of the industry sectors in your fund varied widely, ranging from more than 50% for information technology to about –4% for energy. In contrast, all ten sectors in the Russell 3000 Value Index posted double-digit advances.

A significant stake in information technology stocks, more than double their weight in the index, once again proved rewarding. Your fund’s IT holdings returned about 20 percentage points more than their counterparts in the index. Much of the boost came from semiconductor-related firms.

However, in two other large sectors, energy and consumer discretionary, the advisor’s stock picks finished in the red.

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Capital Value Fund	8.90%
Russell 3000 Value Index	7.79
Multi-Cap Value Funds Average	6.96
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Their poor results more than offset the strong outperformance of the fund’s technology holdings.

The Advisor’s Report that follows this letter provides additional details about the management of the fund during the year.

The bumpy road tends to smooth out when seen through a long-term lens
The Capital Value Fund underperformed its index in seven of the last ten fiscal years. Even so, for the ten years ended September 30, the fund’s average annual return of 8.90% exceeded that of the index by more than a percentage point and the average return of its peers by almost 2 percentage points.

Of course, there’s no guarantee that the fund’s years of outperformance will always make up for lean years and disappointments. But we are confident that the Capital Value Fund, with Wellington at the helm, can play a useful supporting role for investors whose portfolios are already diversified and well-balanced.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for the Capital Value Fund and our other actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 10, 2014

Advisor’s Report

For the fiscal year ended September 30, 2014, the Capital Value Fund returned 16.50%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company, llp. The use of two managers who independently oversee separate portions of the portfolio provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 10, 2014.

Portfolio Manager:

Peter I. Higgins, CFA
Senior Vice President

Our investment approach is to identify stocks that possess considerable upside potential because of compelling valuation characteristics along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could affect our investment thesis. We believe that in the short term markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

Our holdings in the energy, consumer discretionary, and materials sectors weighed on relative results. Cobalt International Energy was the largest detractor. The U.S.-based oil-focused exploration and production company lagged the broader market after a mid-May convertible debt offering caused the stock to drop. Negative investor sentiment for the subsector dampened the price further. We continued to hold the stock at the end of the period.

In consumer discretionary, web-based coupon business Groupon reported lackluster results and its shares suffered. The company has new management and is transitioning from a push strategy (proactively sending out deals to consumers) to a pull strategy (having shoppers browse deals on the website). The new approach requires changes in consumer behavior, so we expect that results might take some time to materialize. We are encouraged by U.S. growth and signs that the turnaround is starting to take hold internationally. We believe Groupon’s acquisition of Ticket Monster in Korea should lead to improved results in Asia, and we added to our position.

Norbord, a North American producer of oriented strand board wood panels used in construction, was our weakest performer within materials. Expectations of a poor first quarter weighed on the stock, after harsh winter weather reduced demand for construction materials and created difficulties for operating facilities and product distribution. Our thesis regarding a recovery in U.S. residential and nonresidential construction demand in 2014–2015 remains intact, and we continue to like the company.

Selection in information technology was strong and helped to partially offset weaker performance elsewhere. Solar installer SunEdison, a standout performer, continued to generate solid returns. The successful initial public offering (IPO) of its semi-conductor wafer business in the second quarter confirmed that management is able to unlock company value, which will ultimately include the company’s announced “yieldco” IPO. (Many developers of renewable-energy projects are using a “yieldco” strategy whereby the developer sells a project to a subsidiary that raises capital by selling its stock to the public.) We believe the solar market is at an inflection point at which costs have come down and growth is returning. The installation market remains fragmented, and this is an opportunity for SunEdison to gain market share.

Our position in Micron Technology, a semiconductor manufacturer specializing in NAND Flash, DRAM, and NOR Flash memory devices, also contributed. The stock rose after reporting better-than-expected results in the second quarter. We believe the DRAM market has been undergoing a fundamental shift due to consolidation. The consolidated industry structure, now with only three primary players, should spur more rational capacity management. Driven by growth in mobile technology, expectations for demand for the company’s products remain strong and management continues to execute. We trimmed our position but still hold the stock.

As always, our sector positioning remains a product of our bottom-up stock selection process. During the year, we moved to an underweight in industrials, eliminating our position in U.S.-based global car and equipment rental company Hertz. The company has been challenged by its excess fleet, which has a negative impact on costs, efficiency, and pricing. We increased our exposure to information technology, which is now our largest overweight sector. We initiated a position in AOL because we believe the market underappreciates the company’s business momentum and earnings power.

A number of events quickly worsened the economic outlook during the third quarter of 2014, and the prospect of the Federal Reserve’s acceleration of its timeline for raising interest rates helped stall the five-year-old global stock rally. Long-term, I am optimistic about the portfolio’s positioning and believe the current environment, although challenging, remains conducive to stock-picking. We cannot predict market outcomes, but we can hold companies with compelling valuations, positive momentum, and strong catalysts, all of which are uncorrelated to broader market cycles. This can provide some cushion in adverse environments. That said, a severe market downturn would certainly be a risk. Valuations seem reasonable, and I continue to find ample investment opportunities.

Portfolio Manager:

David W. Palmer, CFA
Senior Vice President

Our portion of the fund focuses on stocks that trade at a discounted multiple to the broad market, either on current earnings or on those we expect within a reasonable investment horizon. Our approach searches for companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out-of-phase with the market for extended periods, we seek to build a portfolio of stocks that have unique drivers and are diversified across capitalization sizes and industries.

Global equities produced solid double-digit gains during the year, although the pace of the rise slowed somewhat in the second half. U.S. economic data demonstrated progress in areas such as jobless claims and capital spending intentions, and inflation remained subdued amid indications of decelerating activity in China and Europe.

Several interesting divergences stood out in recent months. Notable among them were the outperformance of large-cap stocks over smaller-caps and the dampening effect of slowing international growth and a stronger dollar on commodity sectors and certain industrials. Consensus earnings expectations for 2015 have moved up just under 1% since our last report. However, the undercurrent of investor skepticism about the profit trajectory of various industries is creating many opportunities for our contrarian style as a growing group of stocks are trading well off their highs.

Among the strongest contributors to performance were specialty carbons and chemicals maker Cabot Corporation, oil and gas producer Canadian Natural Resources, and cystic fibrosis drug developer Vertex Pharmaceuticals.

Cabot saw improved demand for its core tire-reinforcement materials products and some stabilization in its struggling activated-carbon purification business. Canadian Natural shares performed well as regional price differentials to global crude oil benchmarks narrowed for the company’s Western Canadian production. Improved transportation options to get crude to market and growth in third-party refining capacity to process Canadian heavy grades helped Cabot narrow the discount it receives. In addition, its Horizon Oil Sands mine operated more reliably than it had in prior years and it issued constructive commentary about cost control for the mine’s next phase of expansion.

Vertex returned nearly 50% during our holding period. Investors cheered trial results for its cystic fibrosis treatment Kalydeco and started to price in a large ramp in revenues for the drug over the next several years.

The financial and consumer discretionary sectors aided relative results but were offset by weakness in energy and technology. Our struggles with oil and gas explorer Cobalt International Energy continued to weigh on returns despite the company’s track record of exploratory success in deepwater drilling. It appears the shares will remain out of favor until management can prove the value of its discoveries by monetizing its acreage through a farm-in or outright sale.

Our position in metals distributor Reliance Steel & Aluminum lagged the market’s advance as proof of accelerated non-residential construction activity remained elusive. We have seen some flickers of optimism in leading nonresidential indicators. But to date, volume growth—which should lead to improved margins from increased use of the company’s service centers—has disappointed investors. We believe the stock is undervalued even based on current activity levels, with significant upside potential if margins for construction or aerospace-related products rise.

It’s also worth mentioning the large move in Apple, which set a difficult bar for performance in technology. Although investing in well-loved and well-followed mega-caps is not our focus, Apple’s rise of more than 50% did create a headwind for our relative performance in the sector.

In accordance with our discipline of looking for long-term value where others are fleeing uncertainty, we have added recently to positions in industrials and consumer discretionary. These were two of the three weakest-performing sectors over the past six months. To do so, we raised funds from the two strongest groups, technology and health care. We initiated a position in Generac, a manufacturer of residential and commercial backup power generators, as the stock came under pressure ahead of an expected weak earnings report and forecast. The company’s sales are heavily influenced by weather events such as hurricanes and windstorms, and this season has been relatively benign from that standpoint. Despite the near-term difficulties this presents to reported earnings, we find the valuation attractive. Generac offers an opportunity in light of both its historical results and its growth prospects as it expands its dealer network and further penetrates its target market.

Ocean liner operator Norwegian Cruise Line also presented an appealing entry point. The investment community worried about an oversupply of ships in the Caribbean market and the potential need for further price discounting to fill capacity. We added the stock following a period of under-performance. The company subsequently announced a merger with high-end cruise operator Prestige, which we think will give Norwegian well-positioned brands at a price point it did not previously address. In addition, Norwegian’s infrastructure offers the potential for meaningful cost-cutting opportunities.

Other companies we have found attractive and added to the portfolio include casino operator Sands China, homebuilder D.R. Horton, investment bank Goldman Sachs,

integrated oil producer Chevron, and Japanese cellular provider NTT DOCOMO. We find each to have a discounted valuation relative to its future prospects, brought on by uncertainties we consider temporary and surmountable. We also believe that each has a business model flexible enough to weather a protracted period of muted activity should an economic slowdown displace our case for restrained but positive global growth. As always, we appreciate your confidence that we will pursue the best combination of upside opportunity and risk awareness for the benefit of fund shareholders.

Capital Value Fund

Fund Profile
As of September 30, 2014

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	141	1,997	3,768
Median Market Cap	$8.5B	$46.0B	$51.1B
Price/Earnings Ratio	32.8x	18.0x	20.5x
Price/Book Ratio	2.1x	1.8x	2.6x
Return on Equity	10.7%	13.3%	17.8%
Earnings Growth
Rate	10.6%	12.9%	15.2%
Dividend Yield	1.4%	2.4%	1.9%
Foreign Holdings	21.2%	0.0%	0.0%
Turnover Rate	90%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.41%	—	—
30-Day SEC Yield	0.86%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	12.5%	6.6%	12.5%
Consumer Staples	4.2	6.7	8.3
Energy	13.9	12.4	9.1
Financials	15.7	30.0	17.4
Health Care	10.6	12.9	13.5
Industrials	8.9	10.4	11.2
Information Technology	23.2	9.4	19.0
Materials	6.8	3.4	3.8
Other	0.4	0.0	0.0
Telecommunication
Services	1.8	2.2	2.2
Utilities	2.0	6.0	3.0

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.84	0.88
Beta	1.30	1.35
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	3.5%
Groupon Inc.	Internet Retail	2.6
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	2.2
AOL Inc.	Internet Software &
	Services	2.1
Bristol-Myers Squibb Co.	Pharmaceuticals	2.1
Micron Technology Inc.	Semiconductors	2.0
MetLife Inc.	Life & Health
	Insurance	2.0
SunEdison Inc.	Semiconductor
	Equipment	1.9
JPMorgan Chase & Co.	Diversified Banks	1.9
Gogo Inc.	Internet Software &
	Services	1.8
Top Ten		22.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratio was 0.47%.

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Capital Value Fund*	16.50%	15.86%	8.90%	$23,455
••••••••	Russell 3000 Value Index	17.66	15.08	7.79	21,179
– – – –	Multi-Cap Value Funds Average	15.00	13.63	6.96	19,590
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	8.59	22,805
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Capital Value Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

Capital Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)
Consumer Discretionary (12.5%)
*	Groupon Inc. Class A	7,045,837	47,066
*	Kate Spade & Co.	653,822	17,150
*	Outerwall Inc.	230,747	12,945
*	Norwegian Cruise Line
	Holdings Ltd.	330,400	11,901
*	Amazon.com Inc.	35,759	11,530
*	Dollar General Corp.	175,275	10,711
	Electrolux AB Class B	406,523	10,708
	Quebecor Inc. Class B	417,600	10,493
	Lennar Corp. Class A	257,760	10,009
	PulteGroup Inc.	471,694	8,330
*	Office Depot Inc.	1,515,269	7,788
*	Vera Bradley Inc.	365,700	7,563
*	Fiat SPA	758,641	7,312
	GNC Holdings Inc. Class A	185,610	7,190
	Dana Holding Corp.	338,701	6,493
*	Boyd Gaming Corp.	621,768	6,317
	DR Horton Inc.	231,700	4,754
	Advance Auto Parts Inc.	34,428	4,486
	GameStop Corp. Class A	108,438	4,468
	Sands China Ltd.	839,200	4,378
*	Toll Brothers Inc.	138,300	4,309
*	Tribune Media Co. Class A	56,046	3,688
*	DISH Network Corp.
	Class A	49,947	3,226
			222,815
Consumer Staples (4.2%)
	Imperial Tobacco Group plc	479,444	20,643
	Wal-Mart Stores Inc.	256,200	19,592
*	Post Holdings Inc.	273,726	9,082
	Coty Inc. Class A	432,235	7,154
	Ingredion Inc.	94,000	7,124
	Treasury Wine
	Estates Ltd.	1,578,449	5,835
	Bunge Ltd.	58,400	4,919
			74,349

			Market
			Value
		Shares	($000)
Energy (13.9%)
	Pioneer Natural
	Resources Co.	197,935	38,987
*	Cobalt International
	Energy Inc.	2,189,915	29,783
	Trican Well Service Ltd.	2,471,977	28,915
	Chevron Corp.	230,500	27,503
	National Oilwell Varco Inc.	254,700	19,383
	Cabot Oil & Gas Corp.	411,700	13,459
	Halliburton Co.	194,500	12,547
	HollyFrontier Corp.	281,500	12,296
	Canadian Natural
	Resources Ltd.	261,300	10,149
*	Southwestern Energy Co.	287,700	10,055
*,^	McDermott
	International Inc.	1,756,212	10,046
	QEP Resources Inc.	241,000	7,418
*	Karoon Gas Australia Ltd.	2,394,057	7,293
^	Cameco Corp.	379,337	6,699
^	Cameco Corp.
	(Toronto Shares)	296,900	5,238
	Baker Hughes Inc.	64,700	4,209
	Superior Energy
	Services Inc.	58,203	1,913
	YPF SA ADR	39,247	1,452
			247,345
Financials (15.7%)
	MetLife Inc.	649,000	34,864
	JPMorgan Chase & Co.	551,500	33,222
	Citigroup Inc.	498,237	25,819
*	Realogy Holdings Corp.	556,772	20,712
	Principal Financial
	Group Inc.	388,800	20,400
	American International
	Group Inc.	374,900	20,252
	Goldman Sachs Group Inc.	85,300	15,659
	PNC Financial Services
	Group Inc.	169,800	14,531
	AvalonBay
	Communities Inc.	94,500	13,322

Capital Value Fund

			Market
			Value
		Shares	($000)
	Northern Trust Corp.	177,200	12,055
	Julius Baer Group Ltd.	239,460	10,701
	Boston Properties Inc.	83,300	9,643
	Equity Lifestyle
	Properties Inc.	217,910	9,231
	Reinsurance Group of
	America Inc. Class A	105,800	8,478
	Raymond James
	Financial Inc.	153,086	8,202
	Weyerhaeuser Co.	223,200	7,111
	Plum Creek Timber Co. Inc.	166,400	6,491
	Two Harbors
	Investment Corp.	467,500	4,521
	SL Green Realty Corp.	26,860	2,721
*	Ocwen Financial Corp.	84,384	2,209
			280,144
Health Care (10.6%)
	Merck & Co. Inc.	1,061,432	62,922
	Bristol-Myers Squibb Co.	729,656	37,344
*	Vertex
	Pharmaceuticals Inc.	220,222	24,733
*	TherapeuticsMD Inc.	2,415,071	11,206
	Aetna Inc.	137,500	11,138
	Ono Pharmaceutical
	Co. Ltd.	114,985	10,210
*	Portola
	Pharmaceuticals Inc.	352,092	8,901
*	Actavis plc	29,555	7,131
*	Arena
	Pharmaceuticals Inc.	1,555,001	6,515
*	TESARO Inc.	169,500	4,563
*	Almirall SA	307,622	4,507
			189,170
Industrials (8.8%)
	Owens Corning	762,424	24,207
	Knoll Inc.	770,500	13,337
*	WESCO International Inc.	168,000	13,148
*	HD Supply Holdings Inc.	472,104	12,870
*	Polypore International Inc.	304,567	11,851
	United Parcel Service Inc.
	Class B	91,000	8,944
*	UTi Worldwide Inc.	755,360	8,030
	Norfolk Southern Corp.	65,700	7,332
*	Clean Harbors Inc.	124,044	6,689
*	Armstrong World
	Industries Inc.	110,076	6,164
	Rexel SA	326,975	6,106
*	United Continental
	Holdings Inc.	127,423	5,962
*	Generac Holdings Inc.	144,945	5,876
	Mitsui OSK Lines Ltd.	1,794,300	5,733
	Eaton Corp. plc	84,400	5,348
*	XPO Logistics Inc.	116,676	4,395
	Sulzer AG	35,433	4,345

			Market
			Value
		Shares	($000)
	Nippon Yusen KK	1,217,600	3,210
	KBR Inc.	167,325	3,151
	Textron Inc.	27,874	1,003
			157,701
Information Technology (23.2%)
*	AOL Inc.	844,284	37,951
*	Micron Technology Inc.	1,045,594	35,822
*	SunEdison Inc.	1,837,443	34,691
*,^	Gogo Inc.	1,956,803	32,992
^	Sumco Corp.	2,578,255	31,265
*,^	GT Advanced
	Technologies Inc.	2,849,894	30,864
*	GCL-Poly Energy
	Holdings Ltd.	68,043,355	24,941
	Activision Blizzard Inc.	1,195,685	24,858
	Cisco Systems Inc.	826,300	20,798
*	Alibaba Group
	Holding Ltd. ADR	227,851	20,245
	Maxim Integrated
	Products Inc.	630,300	19,060
*	Teradata Corp.	426,100	17,862
	IAC/InterActiveCorp	261,856	17,256
	EMC Corp.	511,600	14,969
*	Pandora Media Inc.	463,082	11,188
*	Akamai Technologies Inc.	162,576	9,722
*	UBISOFT Entertainment	530,747	8,704
	Samsung
	Electronics Co. Ltd.	7,454	8,349
*	Optimal Payments plc	778,139	6,469
*	Angie’s List Inc.	654,772	4,171
*	Rovi Corp.	42,400	837
			413,014
Materials (6.7%)
	Wacker Chemie AG	170,196	20,500
	Reliance Steel &
	Aluminum Co.	279,500	19,118
^	Norbord Inc.	745,670	15,287
	Methanex Corp.	212,951	14,225
*	Louisiana-Pacific Corp.	1,025,399	13,935
^	Rio Tinto plc ADR	279,400	13,741
	Celanese Corp. Class A	231,500	13,547
	Cabot Corp.	74,270	3,771
	Barrick Gold Corp.	184,700	2,708
*	Berry Plastics Group Inc.	75,912	1,916
*	Continental Gold Ltd.	625,133	1,619
			120,367
Other (0.1%)
*,1	Allstar Co-Invest LLC
	Private Placement	NA	1,033

Telecommunication Services (1.8%)
	SoftBank Corp.	273,400	19,097
	NTT DOCOMO Inc.	766,500	12,837
			31,934

Capital Value Fund

		Market
		Value
	Shares	($000)
Utilities (2.0%)
Xcel Energy Inc.	409,200	12,439
PG&E Corp.	258,700	11,652
Snam SPA	1,619,528	8,943
Edison International	58,400	3,266
*,2 CGN Meiya Power
Holdings Co. Ltd.	1,262,000	278
		36,578
Total Common Stocks
(Cost $1,601,072)		1,774,450
Preferred Stocks (0.3%)
*,3 Lithium Technologies
Inc. Pfd. (Cost $5,828)	1,195,700	6,397
Temporary Cash Investment (2.8%)
Money Market Fund (2.8%)
[4,5] Vanguard Market
Liquidity Fund, 0.109%
(Cost $50,083)	50,083,400	50,083
Total Investments (102.6%)
(Cost $1,656,983)		1,830,930
Other Assets and Liabilities (-2.6%)
Other Assets		39,410
Liabilities[5]		(86,531)
		(47,121)
Net Assets (100%)
Applicable to 116,459,035 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,783,809
Net Asset Value Per Share		$15.32

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,443,340
Undistributed Net Investment Income	12,844
Accumulated Net Realized Gains	153,425
Unrealized Appreciation (Depreciation)
Investment Securities	173,947
Forward Currency Contracts	309
Foreign Currencies	(56)
Net Assets	1,783,809

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $46,566,000.
1 Restricted security represents 0.1% of net assets. Shares not applicable for this private placement.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of this security represented 0.0% of net assets.
3 Restricted security represents 0.3% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $50,083,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends[1]	26,210
Interest	7
Securities Lending	1,748
Total Income	27,965
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,463
Performance Adjustment	350
The Vanguard Group—Note C
Management and Administrative	3,624
Marketing and Distribution	289
Custodian Fees	86
Auditing Fees	31
Shareholders’ Reports	30
Trustees’ Fees and Expenses	3
Total Expenses	7,876
Expenses Paid Indirectly	(78)
Net Expenses	7,798
Net Investment Income	20,167
Realized Net Gain (Loss)
Investment Securities Sold	201,025
Foreign Currencies and Forward Currency Contracts	416
Realized Net Gain (Loss)	201,441
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,306
Foreign Currencies and Forward Currency Contracts	248
Change in Unrealized Appreciation (Depreciation)	6,554
Net Increase (Decrease) in Net Assets Resulting from Operations	228,162
1 Dividends are net of foreign withholding taxes of $755,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,167	9,444
Realized Net Gain (Loss)	201,441	150,343
Change in Unrealized Appreciation (Depreciation)	6,554	137,098
Net Increase (Decrease) in Net Assets Resulting from Operations	228,162	296,885
Distributions
Net Investment Income	(10,580)	(11,997)
Realized Capital Gain[1]	(130,762)	—
Total Distributions	(141,342)	(11,997)
Capital Share Transactions
Issued	857,946	561,923
Issued in Lieu of Cash Distributions	134,688	11,409
Redeemed	(544,812)	(267,600)
Net Increase (Decrease) from Capital Share Transactions	447,822	305,732
Total Increase (Decrease)	534,642	590,620
Net Assets
Beginning of Period	1,249,167	658,547
End of Period[2]	1,783,809	1,249,167
1 Includes fiscal 2014 short-term gain distributions totaling $94,545,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,844,000 and $4,941,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.57	$10.58	$8.59	$9.62	$8.60
Investment Operations
Net Investment Income	.178[1]	.138	.155	.109	.066
Net Realized and Unrealized Gain (Loss)
on Investments	2.055	4.051	2.075	(1.054)	.987
Total from Investment Operations	2.233	4.189	2.230	(.945)	1.053
Distributions
Dividends from Net Investment Income	(.111)	(.199)	(.100)	(. 085)	(.033)
Distributions from Realized Capital Gains	(1.372)	—	(.140)	—	—
Total Distributions	(1.483)	(.199)	(. 240)	(. 085)	(.033)
Net Asset Value, End of Period	$15.32	$14.57	$10.58	$8.59	$9.62

Total Return[2]	16.50%	40.21%	26.50%	-10.00%	12.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,784	$1,249	$659	$613	$693
Ratio of Total Expenses to Average Net Assets[3]	0.47%	0.41%	0.47%	0.58%	0.44%
Ratio of Net Investment Income to
Average Net Assets	1.19%[1]	1.03%	1.42%	0.87%	0.65%
Portfolio Turnover Rate	90%	132%	123%	149%	211%
1 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.12%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.05%), 0.01%, 0.11%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged

Capital Value Fund

as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2014, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Capital Value Fund

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index. For the year ended September 30, 2014, the investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets before an increase of $350,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $188,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2014, these arrangements reduced the fund’s expenses by $78,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,531,053	242,086	1,311
Preferred Stocks	—	—	6,397
Temporary Cash Investments	50,083	—	—
Forward Currency Contracts—Assets	—	309	—
Total	1,581,136	242,395	7,708

Capital Value Fund

At September 30, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
	Contract				Appreciation
	Settlement	Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive	Deliver	($000)
UBS AG	12/17/14	USD	11,208	JPY 1,194,375	309

JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2014, the fund realized net foreign currency losses of $87,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2014, the fund realized gains on the sale of passive foreign investment companies of $484,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,081,000 from undistributed net investment income, and $29,795,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $114,214,000 of ordinary income and $55,119,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $1,657,743,000. Net unrealized appreciation of investment securities for tax purposes was $173,187,000, consisting of unrealized gains of $261,148,000 on securities that had risen in value since their purchase and $87,961,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2014, the fund purchased $1,838,903,000 of investment securities and sold $1,506,782,000 of investment securities, other than temporary cash investments.

Capital Value Fund

H. Capital shares issued and redeemed were:
	Year Ended September 30,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	56,918	43,648
Issued in Lieu of Cash Distributions	9,803	1,038
Redeemed	(35,991)	(21,229)
Net Increase (Decrease) in Shares Outstanding	30,730	23,457

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2014

Special 2014 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $53,689,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $10,430,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 11.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund
Periods Ended September 30, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.50%	15.86%	8.90%
Returns After Taxes on Distributions	12.31	14.82	7.86
Returns After Taxes on Distributions and Sale of Fund Shares	9.75	12.43	7.04

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,011.22	$2.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.51	2.59
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112014

Annual Report | September 30, 2014

Vanguard Short-Term Inflation-Protected Securities Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	-0.65%	0.73%	-0.75%	-0.02%
Admiral™ Shares	-0.55	0.84	-0.78	0.06
Institutional Shares	-0.52	0.86	-0.75	0.11
ETF Shares	-0.55
Market Price				-0.01
Net Asset Value				0.09
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index				0.21
Inflation-Protected Bond Funds Average				0.93
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Short-Term Inflation-Protected Securities
Index Fund
Investor Shares	$24.75	$24.74	$0.004	$0.000
Admiral Shares	24.77	24.77	0.014	0.000
Institutional Shares	24.77	24.78	0.016	0.000
ETF Shares	49.36	49.38	0.023	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Short-Term Inflation-Protected Securities Index Fund returned –0.02% for Investor Shares for the fiscal year ended September 30, 2014. Returns were slightly better for Admiral (0.06%), ETF (0.09%, based on net asset value), and Institutional Shares (0.11%).

The fund’s return was slightly lower than that of its benchmark index (0.21%). As an index fund, the fund seeks to track its benchmark as closely as possible, after allowing for expenses. An index, of course, has no operating costs factored into its returns.

Despite patchiness of late, stocks posted solid returns
The broad U.S. stock market managed a robust return of nearly 18% for the 12 months ended September 30, despite stumbling in two of the final three months. Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the period. High stock valuations, international tensions, the unsettled global economy, and a gradual shift from the Federal Reserve’s accommodative policies weighed on more recent results.

Over the period’s final months, the performance gap between U.S. stocks and their international counterparts widened amid tensions in the Middle East and Ukraine, coupled with China’s slower growth and Europe’s slumping economy. International stocks returned about 5% for the period overall. Emerging

2

markets and the developed markets of Europe and the Pacific region all recorded single-digit returns.

Bonds bounced back strongly, even given their recent pause
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. Until recently, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 7.93%, benefited from the broad market rally and a limited supply of new issues.

Following this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

CPI
Consumer Price Index	1.66%	1.61%	1.96%

3

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates at 0%–0.25%.

Inflation expectations remained low, so TIPS’ prices didn’t change much
As shown in the Your Fund’s Performance at a Glance table on page 1, the total return of the Short-Term Inflation-Protected Securities Index Fund consisted of some income and a negative capital (price) return.

When we reported to you six months ago, the fund’s total return included a small component of negative income (–0.16%) for Investor Shares, an unusual data point. Negative income is recorded when the values of some of the fund’s securities are adjusted downward because of low inflation. These reductions were greater than the income received from the fund’s portfolio of securities.

Six months later, at the close of the fund’s fiscal year on September 30, enough TIPS income had been received to register minimal positive income for the fund for the 12-month period. (See the accompanying box for a discussion of the fund’s income distributions.)

In the past 12 months, yields fell (and prices rose) for nominal Treasuries as investors sought safety amid concerns about the prospects for growth in many global economies. Meanwhile, the prices of short-term Treasury inflation-protected

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Institutional	ETF	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected
Securities Index Fund	0.20%	0.10%	0.07%	0.10%	0.77%
The fund expense ratios shown are from the prospectus dated January 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for
Institutional Shares, and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters
Company, and captures information through year-end 2013.

Peer group: Inflation-Protected Bond Funds.

4

securities had fallen slightly by the end of the period and yields had increased, as inflation expectations remained muted.

Nonetheless, TIPS with maturities of less than five years continued to offer negative yields. The fund’s SEC yield as of September 30 for its various share classes ranged between –0.65% and –0.52%.

Since its inception in October 2012, the fund has posted negative yields, reflecting investors’ concern that inflation will rise. Of course, an increase in inflation could mean that inflation adjustments in the future will generate positive returns, which is why investors have been willing to pay above face value for inflation-protected securities.

No matter what inflation does, the fund may provide benefits
As of September 30, the bond market indicated that the expected average annual rate of inflation over the next five years was 1.71%, a figure slightly lower than that of a year ago. This projection is based on the so-called break-even inflation rate, which represents the difference between the yields of inflation-protected Treasury securities and nominal Treasury securities with the same maturities.

Of course, the future direction of inflation—like interest rates—is unpredictable, and market expectations constantly change. In fact, predictions of rising inflation have proven unfounded in

Yields of U.S. Treasury Securities
As of September 30, 2014

	Inflation-Protected
	Securities	Nominal
Maturity	(Real Yields)	Securities
2 years	-0.94%	0.57%
3 years	-0.51	1.03
5 years	0.05	1.76
10 years	0.62	2.48
30 years	1.11	3.17
Source: Vanguard.

5

recent years, as monetary stimulus has been offset by a number of factors, including sluggish economic growth and subdued wage increases for consumers.

Any of these factors could change quickly, which could contribute to an increase in inflation and, thus, demand for TIPS. At the same time, rising inflation typically brings rising interest rates, which could hurt TIPS prices.

In other words, TIPS are subject to a number of market and economic cross-currents that are impossible to predict with certainty. While Vanguard does not expect inflation in the short run to be much above market expectations, TIPS’ inherent inflation protection and U.S. Treasury backing can offer a welcome measure of diversification and credit quality to an already broadly diversified portfolio.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is

A note on fund distributions

Although Vanguard Short-Term Inflation-Protected Securities Index Fund can issue dividends quarterly, it has held back dividends for most of the quarters in the roughly two years since its October 2012 inception, including the first three quarters of calendar 2014. It has done so to minimize the risk of overdistributing income for the full year, a potential recordkeeping headache for shareholders.

This risk is greatest during periods of deflation, low or slowing inflation, and low or negative yields, conditions that have characterized the TIPS market in the past few years.

The fund’s dividend consists of two components: interest income (coupon interest minus the amortized premium paid for TIPS with negative yields) and inflation income (which reflects adjustments to the principal value of securities held by the fund, based on changes in the consumer price index).

When the accountants determine the fund’s total income for calendar 2014, the fund will distribute whatever income it has kept in reserve in the latter half of December, as it did in
2012 and 2013.

6

simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you earn.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 10, 2014

7

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of September 30, 2014

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares	ETF Shares
Ticker Symbol	VTIPX	VTAPX	VTSPX	VTIP
Expense Ratio[1]	0.20%	0.10%	0.07%	0.10%
30-Day SEC Yield[2]	-0.65%	-0.55%	-0.52%	-0.55%

Financial Attributes

		Barclays	Barclays
		TIPS Aggregate
		0-5 Year	Bond
	Fund	Index	Index
Number of Bonds	16	15	8,908
Yield to Maturity
(before expenses)	1.0%	1.3%	2.4%
Average Coupon	1.0%	1.0%	3.3%
Average Duration	2.5 years	2.1 years	5.6 years
Average Effective
Maturity	2.5 years	2.5 years	7.7 years
Short-Term
Reserves	0.0%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	17.7%
1 - 3 Years	42.8
3 - 5 Years	39.5

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, and
0.10% for ETF Shares.
2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

8

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 16, 2012, Through September 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2014

			Since	Final Value
		One	Inception	of a $10,000
		Year	(10/16/2012)	Investment
	Short-Term Inflation-Protected
	Securities Index Fund Investor Shares	-0.02%	-0.48%	$9,907
	Barclays U.S. Treasury
••••••••
	Inflation-Protected Securities (TIPS) 0–5
	Year Index	0.21	-0.51	9,900

– – – –	Inflation-Protected Bond Funds Average	0.93	-2.74	9,471
	Barclays U.S. Aggregate Bond Index	3.96	1.11	10,219
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(10/16/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Admiral Shares	0.06%	-0.39%	$9,924
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index	0.21	-0.51	9,900
Barclays U.S. Aggregate Bond Index	3.96	1.11	10,219
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Short-Term Inflation-Protected Securities Index Fund

	Average Annual Total Returns
	Periods Ended September 30, 2014
		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/17/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Institutional Shares	0.11%	-0.35%	$4,966,335
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index	0.21	-0.48	4,953,517

Barclays U.S. Aggregate Bond Index	3.96	1.23	5,121,249
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(10/12/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund ETF Shares Net Asset Value	0.09%	-0.38%	$9,925
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index	0.21	-0.52	9,899
Barclays U.S. Aggregate Bond Index	3.96	1.04	10,205
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: October 12, 2012, Through September 30, 2014

		Since
	One	Inception
	Year	(10/12/2012)
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Market Price	-0.01%	-0.72%
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Net Asset Value	0.09	-0.75
Barclays U.S. Treasury Inflation-Protected Securities
(TIPS) 0–5 Year Index	0.21	-1.01
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): October 16, 2012, Through September 30, 2014

				Barclays
				TIPS
				0-5 Year
	Investor Shares			Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	0.10%	-1.01%	-0.91%	-1.20%
2014	0.73	-0.75	-0.02	0.21

10

Short-Term Inflation-Protected Securities Index Fund

Financial Statements

Statement of Net Assets
As of September 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (99.3%)
United States Treasury Inflation Indexed Bonds	1.625%	1/15/15	489,335	610,935
United States Treasury Inflation Indexed Bonds	0.500%	4/15/15	543,817	598,328
United States Treasury Inflation Indexed Bonds	1.875%	7/15/15	435,508	545,278
United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	437,826	544,041
United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	975,912	1,065,547
United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	432,308	541,407
United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	383,501	483,799
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,148,117	1,220,322
United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	331,911	416,063
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	359,110	433,796
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,296,717	1,347,340
United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	360,171	422,806
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	335,394	406,670
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	888,248	905,546
United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	377,652	459,915
Total U.S. Government and Agency Obligations (Cost $10,112,783)				10,001,793

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund
(Cost $2,718)	0.109%		2,717,981	2,718
Total Investments (99.3%) (Cost $10,115,501)				10,004,511
Other Assets and Liabilities (0.7%)
Other Assets				165,133
Liabilities				(92,993)
				72,140
Net Assets (100%)				10,076,651

11

Short-Term Inflation-Protected Securities Index Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	10,120,429
Undistributed Net Investment Income	79,312
Accumulated Net Realized Losses	(12,100)
Unrealized Appreciation (Depreciation)	(110,990)
Net Assets	10,076,651

Investor Shares—Net Assets
Applicable to 182,588,305 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,516,784
Net Asset Value Per Share—Investor Shares	$24.74

Admiral Shares—Net Assets
Applicable to 61,275,759 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,518,045
Net Asset Value Per Share—Admiral Shares	$24.77

Institutional Shares—Net Assets
Applicable to 109,178,276 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,705,862
Net Asset Value Per Share—Institutional Shares	$24.78

ETF Shares—Net Assets
Applicable to 27,056,170 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,335,960
Net Asset Value Per Share—ETF Shares	$49.38
• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Interest[1]	92,787
Total Income	92,787
Expenses
The Vanguard Group—Note B
Investment Advisory Services	200
Management and Administrative—Investor Shares	7,488
Management and Administrative—Admiral Shares	893
Management and Administrative—Institutional Shares	1,025
Management and Administrative—ETF Shares	833
Marketing and Distribution—Investor Shares	588
Marketing and Distribution—Admiral Shares	221
Marketing and Distribution—Institutional Shares	383
Marketing and Distribution—ETF Shares	235
Custodian Fees	40
Auditing Fees	44
Shareholders’ Reports—Investor Shares	12
Shareholders’ Reports—Admiral Shares	35
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—ETF Shares	36
Trustees’ Fees and Expenses	6
Total Expenses	12,041
Net Investment Income	80,746
Realized Net Gain (Loss) on Investment Securities Sold	(1,688)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(85,671)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,613)
1 Interest income from an affiliated company of the fund was $113,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

		October 12,
	Year Ended	2012[1] to
	September 30,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	80,746	1,349
Realized Net Gain (Loss)	(1,688)	(6,646)
Change in Unrealized Appreciation (Depreciation)	(85,671)	(25,319)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,613)	(30,616)
Distributions
Net Investment Income
Investor Shares	(617)	(1)
Admiral Shares	(569)	(31)
Institutional Shares	(1,074)	(7)
ETF Shares	(506)	(94)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,766)	(133)
Capital Share Transactions
Investor Shares	818,913	3,715,452
Admiral Shares	744,384	779,496
Institutional Shares	1,446,088	1,265,515
ETF Shares	370,519	976,412
Net Increase (Decrease) from Capital Share Transactions	3,379,904	6,736,875
Total Increase (Decrease)	3,370,525	6,706,126
Net Assets
Beginning of Period	6,706,126	—
End of Period[2]	10,076,651	6,706,126
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $79,312,000 and $1,217,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
	Year	Oct. 16,
	Ended	2012[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$24.75	$25.00
Investment Operations
Net Investment Income	.183	. 015
Net Realized and Unrealized Gain (Loss) on Investments	(.189)	(.241)
Total from Investment Operations	(. 006)	(. 226)
Distributions
Dividends from Net Investment Income	(.004)	(.024)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 004)	(. 024)
Net Asset Value, End of Period	$24.74	$24.75

Total Return[2]	-0.02%	-0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,517	$3,702
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	0.88%	0.01%[3]
Portfolio Turnover Rate [4]	18%	13%
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
	Year	Oct. 16,
	Ended	2012[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$24.77	$25.00
Investment Operations
Net Investment Income	. 209	. 025
Net Realized and Unrealized Gain (Loss) on Investments	(.195)	(.229)
Total from Investment Operations	.014	(.204)
Distributions
Dividends from Net Investment Income	(.014)	(.026)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 014)	(. 026)
Net Asset Value, End of Period	$24.77	$24.77

Total Return[2]	0.06%	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,518	$776
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	0.98%	0.11%[3]
Portfolio Turnover Rate [4]	18%	13%
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
	Year	Oct. 17,
	Ended	2012[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$24.77	$24.99
Investment Operations
Net Investment Income	. 215	. 026
Net Realized and Unrealized Gain (Loss) on Investments	(.189)	(.220)
Total from Investment Operations	.026	(.194)
Distributions
Dividends from Net Investment Income	(.016)	(.026)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 016)	(. 026)
Net Asset Value, End of Period	$24.78	$24.77

Total Return[2]	0.11%	-0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,706	$1,262
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%[3]
Ratio of Net Investment Income to Average Net Assets	1.01%	0.14%[3]
Portfolio Turnover Rate [4]	18%	13%
1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
	Year	Oct. 12,
	Ended	2012[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013
Net Asset Value, Beginning of Period	$49.36	$49.83
Investment Operations
Net Investment Income	. 414	. 065
Net Realized and Unrealized Gain (Loss) on Investments	(.371)	(.483)
Total from Investment Operations	.043	(.418)
Distributions
Dividends from Net Investment Income	(.023)	(.052)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 023)	(. 052)
Net Asset Value, End of Period	$49.38	$49.36

Total Return	0.09%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,336	$967
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	0.98%	0.11%[2]
Portfolio Turnover Rate [3]	18%	13%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are

19

Short-Term Inflation-Protected Securities Index Fund

accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $967,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	10,001,793	—
Temporary Cash Investments	2,718	—	—
Total	2,718	10,001,793	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

20

Short-Term Inflation-Protected Securities Index Fund

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended September 30, 2014, the fund realized gains of $115,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Deferred inflation and amortization adjustments to securities held at September 30, 2014, totaling $472,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the year ended September 30, 2014, the fund realized $3,650,000 of net capital gains resulting from in-kind redemptions-in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $80,869,000 of ordinary income available for distribution. The fund had available capital losses totaling $3,921,000 that may be carried forward indefinitely to offset future net capital gains.

E. At September 30, 2014, the cost of investment securities for tax purposes was $10,124,184,000. Net unrealized depreciation of investment securities for tax purposes was $119,673,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

During the year ended September 30, 2014, the fund purchased $5,363,191,000 of investment securities and sold $1,470,659,000 of investment securities, other than temporary cash investments. Purchases and sales include $445,057,000 and $33,764,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

Short-Term Inflation-Protected Securities Index Fund

F. Capital share transactions for each class of shares were:
		Year Ended		Inception[1] to
	September 30, 2014		September 30, 2013
	Amount	Shares	Amount	Shares
	(000)	(000)	(000)	(000)
Investor Shares
Issued [2]	1,086,608	43,771	3,806,154	153,264
Issued in Lieu of Cash Distributions	615	25	1	—
Redeemed	(268,310)	(10,797)	(90,703)	(3,675)
Net Increase (Decrease)—Investor Shares	818,913	32,999	3,715,452	149,589
Admiral Shares
Issued [2]	1,056,873	42,528	838,805	33,710
Issued in Lieu of Cash Distributions	515	21	28	1
Redeemed	(313,004)	(12,590)	(59,337)	(2,394)
Net Increase (Decrease) —Admiral Shares	744,384	29,959	779,496	31,317
Institutional Shares
Issued[2]	1,638,186	65,969	1,301,803	52,410
Issued in Lieu of Cash Distributions	1,066	43	7	—
Redeemed	(193,164)	(7,768)	(36,295)	(1,476)
Net Increase (Decrease) —Institutional Shares	1,446,088	58,244	1,265,515	50,934
ETF Shares
Issued [2]	405,104	8,164	976,412	19,593
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(34,585)	(700)	—	—
Net Increase (Decrease)—ETF Shares	370,519	7,464	976,412	19,593
1 Inception was October 12, 2012, for the ETF Shares, October 16, 2012, for the Investor and Admiral Shares, and October 17, 2012, for
the Institutional Shares.
2 Includes purchase fees for fiscal 2013 of $1,007,000.

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Short-Term Inflation-Protected Securities Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Inflation-Protected Securities Index Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2014, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014, by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2014

Special 2014 tax information (unaudited) for Vanguard Short-Term Inflation-Protected Securities Index Fund

This information for the fiscal period ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,000.81	$1.00
Admiral Shares	1,000.00	1,001.21	0.50
Institutional Shares	1,000.00	1,001.21	0.35
ETF Shares	1,000.00	1,001.42	0.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.57	0.51
Institutional Shares	1,000.00	1,024.72	0.36
ETF Shares	1,000.00	1,024.57	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

26

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

27

Vanguard Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, issued, sold, or promoted by
Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connec-
tion with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5
Year Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of mer-
chantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

28

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q19670 112014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2014: $106,000
Fiscal Year Ended September 30, 2013: $94,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2014: $6,605,127
Fiscal Year Ended September 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2014: $2,176,479
Fiscal Year Ended September 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2014: $316,869
Fiscal Year Ended September 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2014: $198,163
Fiscal Year Ended September 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2014: $515,032
Fiscal Year Ended September 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 19, 2014

VANGUARD MALVERN FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.